                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: January 14, 1999
--------------------------------
(Date of earliest event reported)


                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    333-61783                   3411414
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                      245 Park Avenue, New York, NY 10167
                      -----------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (212) 272-2000

ITEM 5. OTHER EVENTS

         Attached as Exhibit 99.1 to this Current Report are certain amended materials (Collateral and Structural Term Sheets and Computational Materials) furnished to the Registrant by Bear, Stearns & Co. Inc. (the "Underwriter") in connection with the Registrant's proposed offering of certain classes of its Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-61783) (the "Registration Statement"). These amended Collateral and Structural Term Sheets and Computational Materials will be incorporated by reference in the Registration Statement and amend and supersede in their entirety the Collateral and Structural Term Sheets and Computational Materials filed on Form 8-K and dated January 13, 1999.

         The amended Collateral and Structural Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation thereof.

         Any statement or information contained in the amended Collateral and Structural Term Sheets or Computational Materials may be modified or superseded by subsequent similar materials or, for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

Exhibit 99.1  Amended Term Sheets.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       BEAR STEARNS COMMERCIAL MORTGAGE
                                         SECURITIES INC.


                                       By: /s/ James G. Reichek
                                          ----------------------------------
                                           Name:  James G. Reichek
                                           Title: Executive Vice President

Date: January 14, 1999

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                                 EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.                       Description                              Page
-----------                       -----------                              ----

   99.1       Collateral and Structural Term Sheets and Computational
              Materials












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